UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of report (Date of earliest event reported):
                                 August 6, 2008


                               EPICEPT CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


        000-51290                                         52-1841431
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(Commission File Number)                       (IRS Employer Identification No.)


777 Old Saw Mill River Road
Tarrytown, NY                                                   10591
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(Address of Principal Executive Offices)                      (Zip Code)


                                 (914) 606-3500
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice Of Delisting Or Failure To Satisfy A Continued Listing Rule Or Standard; Transfer Of Listing.

Item 8.01       Other Events.

On August 6, 2008, the registrant, EpiCept Corporation (the "Company"), received a letter from the Nasdaq Office of the General Counsel stating that the Nasdaq Hearings Panel had granted the Company's request for continued listing on The Nasdaq Stock Market, subject to the Company's ability to (i) maintain a market value of listed securities above $35 million for ten (10) consecutive trading days, on or before August 29, 2008, (ii) comply with the requirement to maintain a minimum bid price of $1.00 per share by October 13, 2008 and (iii) comply with all requirements for continued listing on The Nasdaq Stock Market. In the event the Company is unable to meet these conditions, its securities may be delisted from The Nasdaq Stock Market. The market value of the Company's listed securities has exceeded $35 million for the five trading days ending August 7, 2008.

As previously disclosed, Nasdaq Listing Qualifications Department notified us in April 2008 that the Company was not in compliance with certain continued listing requirements because (i) the market value of the Company's listed securities fell below $35 million for ten consecutive business days (pursuant to Rule 4310(c)(3)(B) of the Nasdaq Marketplace Rules), and (ii) the bid price of the Company's common stock closed below the minimum $1.00 per share requirement for 30 consecutive business days (pursuant to Marketplace Rule 4310(c)(4)). On May 7, 2008, the Company was notified by the Nasdaq Listing Qualifications Department that the Company had not regained compliance with the continued listing requirements of The Nasdaq Capital Market and that the Company's securities were subject to delisting from The Nasdaq Capital Market. On May 14, 2008, the Company requested a hearing to review this determination, which was held on June 12, 2008. The letter received on August 6, 2008 was the hearing determination.










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
                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          EPICEPT CORPORATION

                                          By: /s/ Robert W. Cook
                                              -------------------------------
                                          Name: Robert W. Cook
                                          Title: Chief Financial Officer

Date: August 7, 2008




























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